CORTLAND BANCORP

Investor Presentation | May 2015

D.A. Davidson 17th Annual Financial Institutions Conferences

James M. Gasior
President & CEO

Forward-Looking Statement

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Any forward-looking statement is not a guarantee of future performance and actual future results could differ materially from those contained in forward-looking information. Factors that could cause or contribute to such differences include, without limitation, risks and uncertainties detailed from time to time in the Company's filings with the Securities and Exchange Commission, including, without limitation, the risk factors disclosed in Item 1A, "Risk Factors." In the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

Many of these factors are beyond the Company's ability to control or predict, and readers are cautioned not to put undue reliance on these forward-looking statements. The following list, which is not intended to be an all-encompassing list of risks and uncertainties affecting the Company, summarizes several factors that could cause the Company's results to differ materially from those anticipated or expected in these forward-looking statements:

- Conditions in the financial markets, the real estate markets and economic conditions generally.
- Enactment of new legislation and increased regulatory oversight.
- Changes in interest rates.
- Future expansions including new branch openings, acquisition of other financial institutions and new business lines or new product or service offerings.
- Increased competition with other banks, savings and loan associations, credit unions, mortgage banking, insurance companies, securities brokerage and asset management firms.
- Changes in accounting standards

Other factors not currently anticipated may also materially and adversely affect the Company's results of operations, cash flows and financial position. There can be no assurance that future results will meet expectations. While the Company believes that the forward-looking statements in this presentation are reasonable, you should not place undue reliance on any forward-looking statement. In addition, these statements speak only as of the date made. The Company does not undertake, and expressly disclaims, any obligation to update or alter any statements whether as a result of new information, future events or otherwise, except as may be required by applicable law.

About Cortland Bancorp

- Bank founded in 1892
- Holding Company established in 1984
- 12 branches in NE Ohio
- Wealth management services introduced in 2012
- Cortland Mortgage Loan Center opened in 2013



OTCQX: CLDB

CORTLAND BANCORP

About Cortland Bancorp

- Fairlawn, Ohio mortgage origination office opens in March 2015
- Construction begins March 2015 for new Canfield branch location in central Mahoning County



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CORTLAND BANCORP

Key Strengths

- Core banking services supplemented with diversified revenue services – Retail Mortgage Lending and Wealth Management
- Complete business solutions offering CRE, C&I, SBA and Small Business Lending
- Stable deposit base with core deposits representing 91% of total deposits
- Success in recruiting "top" talent to the Company aligns with employee retention and attraction objectives
- Community reinvestment goals supported through diversified sponsorship and involvement initiatives

2014 Highlights

- Profits more than doubled in 2014 to $3.9 million, or $0.85 per share
- NIM expanded 26 basis points to 3.67% for the full year
- Loans grew 4% year-over-year to $360.2 million
- Asset quality remained strong in spite of an increase in non-performing loans which as a % of total loans increased from 1.77% to 2.58%.
- Capital remained strong with RBC at 15.82%

Balance Sheet ($000)



Loans
Deposits
Total Assets
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
2010
2011
2012
2013
2014

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Cortland Bancorp

1Q15 Highlights

- EPS was $0.25 vs. $0.29 in 1Q14 and $0.12 in 4Q14.
- Non-interest income grew 23% to $1.1 million fueled by mortgage banking and wealth management
- Average total loans grew 5% to $348.2 million YOY
- Average total deposits grew 5% to $447.2 million YOY
- Asset quality is carefully managed with NPA/Assets at 1.81% as of 3/31/15



Book Value
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$-
2009
2010
2011
2012
2013
2014
1Q15

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CORTLAND BANCORP

Local Economic Drivers

- Northeast Ohio automotive employment to outpace the nation with 19% growth from 2011 to 2024
- Automotive GRP will grow 79% from 2011 to 2024, compared with the US, which is expected to grow 60% for the same time period
- The supply chain for the automotive sector remains strong with motor vehicle parts estimated to increase more than 80% from 2011 to 2024 and motor vehicle manufacturing expected to grow 77%
- http://www.teamneo.org/NEWS%20AND%20REPORTS/News%20and%20Press%20Releases/2014/October/October%20QER.aspx

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Cortland Bancorp

Local Economic Drivers

- Northeast Ohio healthcare sector invigorates the local economy
- Northeast Ohio's healthcare industry is an important contributor to the region's economy. It is a nearly $14 billion sector with 177,000 employees.
- Strategically located in Utica Shale Oil Basin
  - Estimated 500 trillion cubic feet of natural gas below the surface of a six-state area which includes Ohio and Pennsylvania; the shale gas plays are considered to be one of the world's largest natural gas deposits.

http://www.teamneo.org/NEWS%20AND%20REPORTS/News%20and%20Press%20Releases/2014/October/October%20QER.aspx

A Great Location

- Cortland is located in the Youngstown-Warren, Ohio area, and is the only metro area centered between Chicago and New York, providing easy overnight ground access
- Cortland is approximately 60 miles east of Cleveland



Detroit
Chatham
Lake Erie
Erie
Cleveland
Mansfield
Pittsburgh
Lake Erie
Conneaut
Ashtabula
Cleveland
PENNSYLVANIA
Warren
Akron
Canton
East Liverpool
Wellsville
Pittsburgh
N
S
E
W

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Source: Youngstown/Warren Regional Chamber

CORTLAND BANCORP

Strategically Located

- Strategically located within 500 miles of the Youngstown/Warren/Cortland areas:
  - 60% of the U.S. effective buying income
  - 40% of the Canadian population
  - 55% of all U.S. manufacturing
  - 10 of the top 25 U.S. Metro Markets
  - 50% of the U.S. population
  - 41% of all U.S. Households
  - 55% of all manufacturing facilities
  - 58% of the top 500 U.S. industrial headquarters
  - 56% of the top 500 U.S. service corporate



OTCQX: CLDB

Source: Youngstown/Warren Regional Chamber

CORTLAND BANCORP

Population: Demographics

- Home to 755,000 People
  - The Mahoning Valley incorporates the cities of Youngstown, Warren and Cortland
  - The area offers firms a qualified labor pool, available land and buildings with very competitive lease/build rates
  - Ready access to nation's highways and ports plus a pleasing affordable quality of life


TRUMBULL COUNTY
MERCER COUNTY
Warren
Youngstown
LAWRENCE COUNTY
MAHONING COUNTY
COLUMBIANA COUNTY

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Source: Youngstown/Warren Regional Chamber

CORTLAND BANCORP

Over 1,000 Employers

- Many notable employers are headquartered in Ohio, or have various locations in and around Ohio
- Economy anchored by manufacturing and related trade
- Significant growth in education and health sectors

Youngstown State University
Windsor House
Panera
DELPHI
AT&T
Walmart
RTI
General Motors

Source: Youngstown/Warren Regional Chamber

Cortland's Corporate Strategy

- Build a significant community business bank in Northern Ohio
- Cater to small to medium-sized companies, their owners and professionals, with diversified lending and deposit products
- Strategic Initiatives:
  - Continue to focus on growing loans
  - Grow core deposits through concentrated cross-selling and relationship management initiatives
  - Enhance capital through earnings retention
  - Diversify revenues through new product/service offerings

Experienced Management

Name	Position	Years in Banking
James M. (Jim) Gasior	President & CEO	23
David J. Lucido	SVP & CFO	25
Timothy Carney	SVP, Secretary & COO	25
Stanley P. Feret	SVP & CLO	30

Net Income

*Excluding the CDO securities mandated disallowed under the "Volcker Rule", which totaled $2.0 million pre-tax and $1.3 million after tax, Cortland would have earned $3.1 million in 2013.



Net Income
*CDO Securities disallowed by the Volcker Rule
$ in (000)
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
-
2010
2011
2012
2013
2014
1Q15

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CORTLAND BANCORP

Net Interest Margin



5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
2010
2011
2012
2013
2014
1Q15
Net interest margin
SNL Bank & Thrift Index

OTCQX: CLDB

Cortland Bancorp

Strong Deposit Mix



Thousands
$500,000
$400,000
$300,000
$200,000
$100,000
$-
2010
2011
2012
2013
2014
Time Deposits > $250K
Time Deposits < $250K
Savings
Money Market
Interest bearing Deposits
Non-interest bearing Deposits

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CORTLAND BANCORP

Diversified Loan Portfolio



Thousands
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$-
2010
2011
2012
2013
2014
Consumer
Home Equity
CRE Owner Occupied
CRE Non-owner Occupied
Residential
Commercial

OTCQX: CLDB

Cortland Bancorp

Solid Credit Quality



Reserves/NPLs (%)
80
70
60
50
40
30
20
10
0
64.83
64.87
67.48
61.5
56.07
57.68
2010
2011
2012
2013
2014
1Q15

OTCQX: CLDB

CORTLAND BANCORP

Excellent Capital Ratios


Tangible Common Equity/
Tangible Assets (%)
12
10
8
6
4
2
0
2010
2011
2012
2013
2014
1Q15


Risk-Based Capital Ratio (%)
16.0
15.5
15.0
14.5
14.0
13.5
13.0
12.5
12.0
2010
2011
2012
2013
2014
1Q15

OTCQX: CLDB

CORTLAND BANCORP

Positioned for Growth

- Profitable in 19 of the past 20 years, with the last 5 consecutive years of positive earnings
- Solid credit quality with 1.81% NPA/Assets and 1.26% NPA(excluding restructured loans)/assets at 3/31/15 (need to check this number)
- Competitive products catering to consumers and businesses in our local communities
- Small to medium-sized business customer focus
- Highly experienced management team

OTCQX: CLDB

CORTLAND BANCORP

Positioned for Growth

- Excellent capital and liquidity at 3/31/2015
  - 15.63% total risk-based capital ratio
  - Raised quarterly cash dividend 20% to $0.06 per share
  - Authorized share repurchase program
- Good locations and markets with solid market share among community banks
- Wealth management and retail mortgage lending areas generating diversified fee income.

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CORTLAND BANCORP

Investment Value

Price 05/07/15	$15.15
Price/Tangible Book	120%
Dividend Yield	1.6%
ROAA (1Q15)	0.82%
ROAE (1Q15)	8.15%
Market Cap	$68.6M
Shares Outstanding	4.53M

1 Year Stock Performance



CLDB + 37.61%
SNL US Banks Index +7.35%
SNL Micro Cap Index +9.26%

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CORTLAND BANCORP

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CORTLAND BANCORP